Pension and Other Postretirement Benefit Plans	12 Months Ended
Apr. 28, 2018
Pension and Other Postretirement Benefit Plans
8.	Pension and Other Postretirement Benefit Plans

The Company previously maintained a non-contributory defined benefit pension plan (the Pension Plan). On June 18, 2014, the Company’s Board of Directors approved a resolution to terminate the Pension Plan. The Pension Plan termination was effective November 1, 2014 and the accrued benefit for active participants was vested as of such date.

In fiscal 2016, there was a final Pension Plan termination lump-sum opportunity offered to 2,300 active and terminated vested participants at the final Pension Plan termination distribution date. As a result, lump-sum payments of approximately $18,100 were distributed in March 2016 to about 1,800 participants who elected to receive an immediate distribution of their benefit as part of the plan termination lump-sum window. Benefits for the remaining plan population were transferred to Massachusetts Mutual Life Insurance Company for an annuity purchase premium of $34,300. Further, in October 2016, a payment was made by the Company to the Pension Benefit Guaranty Corporation to transfer the liability for benefits payable to 28 missing participants. A final distribution of remaining assets from the trust was made on November 8, 2016.

Pension expense was $3, $276 and $25,330 for fiscal 2018, fiscal 2017 and fiscal 2016, respectively. For fiscal 2016, regular annual expense was $4,433, with pension settlement charge of $20,897 from the plan liquidation, for a total pension expense for fiscal 2016 of $25,330.

The Company maintains a defined contribution plan (the Savings Plan) for the benefit of substantially all employees. Total Company contributions charged to employee benefit expenses for the Savings Plan were $11,275, $11,815 and $12,251 during fiscal 2018, fiscal 2017 and fiscal 2016, respectively.